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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JUNE 21, 2006


                               LECTEC CORPORATION
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-16159

                      -------------------------------------


                MINNESOTA                             41-1301878
     (State or other jurisdiction of        (IRS Employer Identification No.)
              incorporation)

                   5610 LINCOLN DRIVE, EDINA, MINNESOTA 55436
          (Address of principal executive offices, including zip code)


                                 (952) 933-2291
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On June 21, 2006, LecTec Corporation ("LecTec") issued a press release noting that Novartis Consumer Health, Inc. ("Novartis") had issued a recall of all of its Triaminic(R) Vapor Patch product in the United States. Royalties received by LecTec from Novartis based on sales of this patch represented substantially all of LecTec's revenues in fiscal year 2005 and the first quarter of 2006. As a result of this development, unless and until Novartis reintroduces this patch product or LecTec develops another source of revenue, LecTec will have no source of revenue. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

         The following exhibit is being filed with this Form 8-K:

         99.1  Press release issued by LecTec Corporation on June 21, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LECTEC CORPORATION

                                           By:  /s/ Alan C. Hymes, M.D.
                                                -----------------------------
                                                Alan C. Hymes, M.D.
                                                Chief Executive Officer

Date:  June 22, 2006



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
----------     -----------------------------------------------------------------
99.1           Press release issued by LecTec Corporation on June 21, 2006.